THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated February 23, 2016, to the prospectus dated May 1, 2015

This supplement is to inform you that the Lincoln Market SelectSM Advantage will be available for purchase on or about May 16, 2016.

Please retain this supplement for future reference.